                   MORGAN STANLEY CONVERTIBLE SECURITIES TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2008 - SEPTEMBER 30, 2008

                                                                          Amount of     % of      % of
                                         Offering           Total          Shares     Offering    Funds
  Security      Purchase/     Size of    Price of         Amount of       Purchased   Purchased   Total                    Purchased
  Purchased    Trade Date    Offering     Shares          Offering         By Fund     By Fund    Assets      Brokers        From
  ---------    ----------    --------    --------    -----------------   -----------  ---------  -------  ---------------  ---------

   American     05/12/08         -       $75.000     $5,400,000,000.00   22,400         0.03%     1.29%      Banc of       JPMorgan
International                                                                                                America      Securities
  Group PFD                                                                                                Securities
  8.500% due                                                                                              LLC, Merrill
   8/1/2011                                                                                               Lynch & Co.,
                                                                                                             Morgan
                                                                                                          Stanley, UBS
                                                                                                           Investment
                                                                                                              Bank,
                                                                                                            Wachovia
                                                                                                           Securities,
                                                                                                            Dowling &
                                                                                                            Partners
                                                                                                           Securities
                                                                                                             LC, The
                                                                                                            Williams
                                                                                                             Capital
                                                                                                          Group, L.P.,
                                                                                                            Toussaint
                                                                                                             Capital
                                                                                                            Partners,
                                                                                                              LLC,
                                                                                                            Fox-Pitt
                                                                                                             Kelton
                                                                                                             Cochran
                                                                                                             Caronia
                                                                                                          Waller, Loop
                                                                                                             Capital
                                                                                                            Markets,
                                                                                                           LLC, Keefe,
                                                                                                           Bruyette &
                                                                                                             Woods,
                                                                                                             Siebert
                                                                                                             Capital
                                                                                                            Markets,
                                                                                                            Utendahl
                                                                                                             Capital
                                                                                                           Group, LLC

  Chesapeake    05/20/08         -       $100.00     $1,200,000,000.00   640,000        0.05%     0.44%       Banc of       Banc of
 Energy Corp.                                                                                                 America       America
  2.250% due                                                                                                Securities
  12/15/2038                                                                                                   LLC,
                                                                                                             Barclays
                                                                                                             Capital,
                                                                                                              Credit
                                                                                                              Suisse,
                                                                                                             Goldman,
                                                                                                           Sachs & Co.,
                                                                                                                UBS
                                                                                                            Investment
                                                                                                           Bank, Calyon
                                                                                                            Securities
                                                                                                            (USA) Inc.,
                                                                                                              Lehman
                                                                                                             Brothers,
                                                                                                             Wachovia
                                                                                                            Securities,
                                                                                                             Deutsche
                                                                                                               Bank
                                                                                                            Securities,
                                                                                                              Morgan
                                                                                                           Stanley, UBS
                                                                                                            Investment
                                                                                                               Bank,
                                                                                                             JPMorgan,
                                                                                                                RBS
                                                                                                             Greenwich
                                                                                                             Capital,
                                                                                                            Wells Fargo
                                                                                                            Securities,
                                                                                                               BBVA
                                                                                                            Securities,
                                                                                                            BOSC, Inc.,
                                                                                                              Natixis
                                                                                                           Bleinchroeder
                                                                                                             Inc., TD
                                                                                                            Securities,
                                                                                                            BMO Capital
                                                                                                             Markets,
                                                                                                             Comerica
                                                                                                            Securities,
                                                                                                              Scotia
                                                                                                           Capital, UMB
                                                                                                             Financial
                                                                                                             Services,
                                                                                                             Inc., BNP
                                                                                                             PARIBAS,
                                                                                                              Fortis
                                                                                                            Securities
                                                                                                               LLC,
                                                                                                             SunTrust
                                                                                                             Robinson
                                                                                                             Humphrey,
                                                                                                              Wedbush
                                                                                                              Morgan
                                                                                                            Securities
                                                                                                               Inc.

Leap Wireless   06/19/2008       -       $100.000    $250,000,000.00     320,000        0.12%     0.22%       Goldman      Goldman
International                                                                                               Sachs & Co.,    Sachs
   In Note                                                                                                    Morgan
  4.500% due                                                                                                 Stanley,
  7/15/2018                                                                                                  Citigroup
                                                                                                              Global
                                                                                                              Markets
                                                                                                               Inc.,
                                                                                                             Deutsche
                                                                                                               Bank
                                                                                                            Securities
                                                                                                               Inc.

  Netap Inc.    06/03/08         -       $100.00     $1,265,0000,000.00  320,000        0.02%     0.22%       Goldman      Goldman
  1.750% due                                                                                                Sachs & Co.,    Sachs
   6/1/2013                                                                                                   Morgan
                                                                                                           Stanley, BNP
                                                                                                             PARIBAS,
                                                                                                             JPMorgan,
                                                                                                              Merrill
                                                                                                              Lynch,
                                                                                                              Pierce
                                                                                                             Fenner &
                                                                                                            Smit, Wells
                                                                                                               Fargo

 Keycorp PFD    06/12/08         -       $100.00     $650,000,000.00     8.000          0.12%     0.58%       KeyBanc     Citigroup
  7.750% due                                                                                                  Capital
  12/31/2049                                                                                                  Markets,
                                                                                                                UBS
                                                                                                            Investment
                                                                                                               Bank,
                                                                                                               Morgan
                                                                                                              Stanley,
                                                                                                              Merrill
                                                                                                            Lynch & Co.

  XL Capital    07/29/08         -       $25.000     $500,000,000.00     16,000         0.08%     0.31%       Goldman,     Goldman
   Ltd PFD                                                                                                    Sachs &       Sachs
 10.750% due                                                                                                  Co., UBS
  08/15/2011                                                                                                 Investment
                                                                                                             Bank, ABN
                                                                                                            AMRO, Citi,
                                                                                                             JPMorgan,
                                                                                                              Banc of
                                                                                                              America
                                                                                                             Securities
                                                                                                                LLC,
                                                                                                              KeyBanc
                                                                                                              Capital
                                                                                                              Markets,
                                                                                                               Lazard
                                                                                                              Capital
                                                                                                              Markets,
                                                                                                               Mizuho
                                                                                                             Securities
                                                                                                             USA Inc.,
                                                                                                               Morgan
                                                                                                              Stanley,
                                                                                                                ING
                                                                                                             Wholesale,
                                                                                                             BNY Mellon
                                                                                                              Capital
                                                                                                              Markets,
                                                                                                            LLC, Scotia
                                                                                                              Capital,
                                                                                                              Comerica
                                                                                                            Securities,
                                                                                                             UniCredit
                                                                                                              Capital
                                                                                                              Markets,
                                                                                                               Fortis
                                                                                                             Securities
                                                                                                              LLC, The
                                                                                                              Williams
                                                                                                              Capital
                                                                                                             Group, L.P.